Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated April 4, 2014 to
the Prospectus and Statement of Additional Information dated March 1, 2014 for the

Schroder Absolute Return EMD and Currency Fund (the “Fund”)

The following supplements the Fund’s Prospectus and Statement of Additional Information.

Effective April 3, 2014, Abdallah Guezour is the Lead Portfolio Manager of the Fund.  Geoff Blanning, the former Lead Portfolio Manager of the Fund, will remain a Portfolio Manager and will continue to have oversight responsibility for the portfolio management team.  Guillermo Besaccia and Nick Brown, the Fund’s other Portfolio Managers, will continue in their existing roles.

All references to Lead Portfolio Manager of the Fund are hereby revised to reference Mr. Guezour.

PRO-SUP-4-2014